Other financial liabilities measured at amortized cost (Detail) - USD ($) $ in Millions	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019
Disclosure Of Financial Liabilities [Line Items]
Other accrued expenses	$ 1,607	$ 1,835	$ 1,928
Accrued interest expenses	1,155	1,065	1,562
Settlement and clearing accounts	1,818	1,844	1,379
Lease liabilities	3,850	3,830	3,943
Other	1,268	1,360	900
Total other financial liabilities measured at amortized cost	$ 9,699	$ 9,934	$ 9,712